Annual Report

Capital
Opportunity
Fund

December 31, 2002


LOGO:  T. Rowe Price(registered trademark) (registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Capital Opportunity Fund

o Stocks fell in the 6- and 12-month periods ended December 31, 2002, due to sluggish growth, geopolitical tensions, and several revelations of corporate malfeasance.

o The fund slightly lagged the S&P 500 Stock Index and its Lipper peer group in both periods due to weakness among our top holdings and select industrial stocks.

o Every major stock market sector declined in 2002, but several first- half trends were reversed during the last six months.

o We are optimistic that, as the economy picks up and corporate profits improve, stock prices should do the same.


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Fellow Shareholders

U.S. equities fell in the 6- and 12-month periods ended December 31, 2002, amid sluggish economic growth, growing geopolitical tensions, and several revelations of corporate malfeasance. Stock prices have declined for three consecutive years, which has not occurred since the 1939-1941 period. However, there are several reasons for optimism: the underpinnings of an economic recovery are in place, a new round of fiscal stimulus may be implemented early in 2003, the outlook for corporate profits is improving, and stock valuations are moderately attractive.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Capital Opportunity Fund                           -10.79%              -22.25%

S&P 500 Stock Index                                 -10.30               -22.10

Lipper Large-Cap
Core Funds Index                                    -10.13               -21.23


Your fund returned -10.79% and -22.25% in the 6- and 12-month periods ended December 31, 2002, respectively. The fund slightly lagged its benchmarks in both periods, as shown in the table, due to poor performance of some of our largest holdings, as well as industrial and business services companies Exult, GE, and Honeywell International. On the plus side, the favorable performance of Tyco International in the last six months and financial entities Wachovia, Bank of America, and U.S. Bancorp over the last year helped relative performance.


YEAR-END DISTRIBUTION

On December 17, 2002, the fund's Board of Directors declared a dividend of $0.03 per share. There were no year-end capital gain distributions. The dividend was paid on December 19 to shareholders of record on December 17. You should have received your check or statement reflecting the dividends as well as Form 1099-DIV summarizing this information for 2002 tax purposes.


MARKET ENVIRONMENT

One year ago, the consumer-driven U.S. economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-was beginning to recover from the 2001 recession, and investors hoped for a continuation of the rally that started a few weeks after the September 11 terrorist attacks. As the year progressed, however, it became clear that business investment spending would stay restrained and corporate profits would remain under pressure. The outlook became cloudier as fears of a U.S. military conflict with Iraq and concerns about North Korea's nuclear weapons program ignited gold and oil prices, pressured the U.S. dollar versus other currencies, and increased both economic and stock market uncertainty. As a result, investors flocked to the relative safety of fixed-income securities, which sent interest rates plunging to historic levels and stock prices to multi-year lows by early October. At its nadir, the S&P 500 Index was down more than 47% from its March 2000 high.

Stocks rebounded partially from depressed levels in the fourth quarter, led by the beleaguered technology and telecommunications industries, as several factors encouraged renewed interest in equities, such as attractive valuations, signs of stabilizing or improving earnings at some corporations, and hopes for a new round of fiscal stimulus in 2003. Also, the Federal Reserve, recognizing that the economy was stuck in a rut, reduced the fed funds target rate from 1.75% (where it had been since December 2001) to 1.25% on November 6. However, the rally faded in December, and stocks finished their third consecutive year with losses-the first time that has happened since the 1939-1941 period.

Every major sector in the entire U.S. stock market declined in 2002, but several first-half trends were reversed during the last six months. Stocks in the relatively stable energy and consumer staples sectors-which produced positive returns in the first half-fell sharply in the second half, as investors abandoned these areas in search of companies with greater earnings growth potential and cheaper valuations. The areas that benefited the most were health care and telecommunications. These sectors were among the weakest in the first half, but thanks to a vigorous rally in October and November, they held up best in the second half.

The technology sector remained deep in bear market territory last year. At its worst point in early October, the tech-heavy Nasdaq Composite Index was down nearly 78% from its March 2000 peak. However, the sector's second-half losses were pared substantially by the late-year rebound.


PORTFOLIO REVIEW

The financial sector was one of the fund's largest at year-end, representing 21% of assets. All major underlying segments, from banks to insurers to diversified financial service companies, fell sharply in the second half after relatively flat results in the first half. Industry leaders J.P. Morgan Chase and American International Group detracted substantially from our performance throughout the year, but Bank of America and Wachovia were our two best contributors to 12-month performance.


Sector Diversification
--------------------------------------------------------------------------------
Consumer                         21%

Financials                       21%

Health Care                      15%

Industrials, Business
Services, and Materials          15%

Information Technology           14%

Energy & Utilities               9%

Telecommunication Services       4%

Reserves                         1%

Based on net assets as of 12/31/02.


Consumer-related stocks (also 21% of assets) weakened noticeably in the second half of the year amid concerns that decreasing consumer confidence would result in reduced spending. In the consumer discretionary sector, media stocks extended their first half losses. Retail stocks also tumbled, especially Home Depot, which failed to meet lowered sales expectations. In the consumer staples sector, which was buoyant in the first half, beverage giant Coca-Cola fell sharply, but General Mills and a few other food companies performed well.

Among health care stocks (15% of assets), pharmaceuticals fell sharply last year, but other segments held up much better. In the last six months, large-cap pharmaceuticals were mixed: Pfizer and Wyeth hurt our results, but Pharmacia (which is being acquired by Pfizer), Merck, Eli Lilly, and Johnson & Johnson were some of our top contributors. Health care providers and service companies fell sharply after strong first-half gains, but medical device maker Boston Scientific performed well.

Information technology stocks represented 14% of assets at the end of December, unchanged from six months ago. Most underlying segments posted sharp one-year losses, particularly semiconductor-related shares. However, software stocks held up relatively well since the end of June, led by Oracle, and makers of computer hardware and peripherals-such as IBM, Dell Computer, and Hewlett-Packard-outperformed other tech segments in the last six months.


Portfolio Characteristics

                                                   Capital
                                               Opportunity
As of 12/31/02                                        Fund              S&P 500
--------------------------------------------------------------------------------
Market Cap (Investment-
Weighted Median)                             $47.9 billion        $44.8 billion

Earnings Growth Rate
Estimated Next 5 Years*                               13.8%                13.2%

P/E Ratio (Based on Next 12
Months' Estimated Earnings)*                          16.6X                16.7X

* Source data: IBES. Forecasts are in no way indicative of future investment returns.


In the energy sector, share prices generally declined despite a 57% gain in the price of crude oil. In the last six months, large integrated oil companies fared worse than small drilling firms; Exxon Mobil was one of our largest disappointments. Similarly, most mining companies in the materials sector turned sharply lower in the second half (after a brisk rally in the first half), even though gold approached six-year highs at year-end and was up 23% over the last 12 months. One major exception was Wheaton River Minerals, a very small company that we purchased in recent months and was among our best contributors to six-month performance.


OUTLOOK

Stocks have now fallen for three consecutive years. Major events during that period-including the disputed 2000 presidential election, the 2001 recession, the September 11 terrorist attacks, the global war against terror, and high-profile corporate malfeasance and bankruptcies- have clearly disrupted the healthy economic and stock market environment of the 1990s and forced the decline of equity valuations to reflect a great deal of uncertainty about the future.

Despite the abundance of negative news, we are optimistic about economic and market prospects. Stock valuations are attractive, economic growth is rebounding off a depressed base, corporate profits are improving, inventories are lean, balance sheets are generally strong, and corporate executives are more conscientious about rules and regulations. As the economy picks up, earnings and stock prices should do the same. We look forward to better performance for the economy, the market, and your fund in 2003.

Respectfully submitted,

William J. Stromberg
President of the fund and chairman of its Investment Advisory Committee

January 21, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights


TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------
Microsoft                                                         3.8%
Exxon Mobil                                                       2.9
Citigroup                                                         2.9
Pfizer                                                            2.9
Wal-Mart                                                          2.4
--------------------------------------------------------------------------------
Verizon Communications                                            2.3
Bank of America                                                   2.2
GE                                                                1.9
American International Group                                      1.9
Procter & Gamble                                                  1.8
--------------------------------------------------------------------------------
Johnson & Johnson                                                 1.8
Coca-Cola                                                         1.5
Philip Morris                                                     1.4
ChevronTexaco                                                     1.4
Cisco Systems                                                     1.3
--------------------------------------------------------------------------------
U.S. Bancorp 1.3 Wachovia 1.3
Merck                                                             1.0
Target                                                            1.0
Abbott Laboratories                                               1.0
--------------------------------------------------------------------------------
PepsiCo                                                           1.0
Dell Computer                                                     1.0
IBM                                                               1.0
Tyco International                                                0.9
Eli Lilly                                                         0.9
--------------------------------------------------------------------------------
Total                                                            42.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/02

Ten Best Contributors
--------------------------------------------------------------------------------
Tyco International                                                  2(cents)
Wheaton River Minerals                                              2
Pharmacia                                                           1
SAFECO                                                              1
Merck                                                               1
Eli Lilly                                                           1
Amgen                                                               1
Boston Scientific                                                   1
NCS HealthCare**                                                    1
Hewlett-Packard                                                     1
Total                                                              12(cents)



Ten Worst Contributors
--------------------------------------------------------------------------------
Exxon Mobil                                                        -5(cents)
ChevronTexaco                                                       4
Ford Motor**                                                        4
Honeywell International                                             4
Coca-Cola                                                           4
Home Depot                                                          4
Pfizer                                                              4
FleetBoston Financial                                               4
Laboratory Corporation of America                                   4
Exult                                                               3
Total                                                             -40(cents)



12 Months Ended 12/31/02

Ten Best Contributors
--------------------------------------------------------------------------------
Wachovia                                                            3(cents)
Bank of America                                                     2
Wheaton River Minerals*                                             2
Actuant Corporation                                                 2
Procter & Gamble                                                    1
Boston Scientific                                                   1
SAFECO*                                                             1
TRW**                                                               1
NCS HealthCare**                                                    1
U.S. Bancorp                                                        1
Total                                                              15(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------
Tyco International                                         -16(cents)
GE                                                                 13
Intel                                                              12
Microsoft                                                           9
Home Depot                                                          8
Pfizer                                                              8
Citigroup                                                           8
Exult                                                               7
American International Group                                        7
Wyeth                                                               5
Total                                                      -93(cents)

*    Position added
**   Position eliminated



T. Rowe Price Capital Opportunity Fund


Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

CAPITAL OPPORTUNITY FUND

                  S&P 500          Lipper               Capital
                  Stock            Large-Cap Core       Opportunity
                  Index            Funds Index          Fund
11/30/94          10000            10000                10000
12/31/94          10148            10093                10430
12/31/95          13962            13298                15281
12/31/96          17168            15936                17841
12/31/97          22895            20594                20673
12/31/98          29438            26140                23712
12/31/99          35633            31198                26439
12/31/00          32387            28899                24767
12/31/01          28538            25190                22264
12/31/02          22231            19841                17310



Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                                                  Since   Inception
12/31/02          1 Year         3 Years       5 Years     Inception        Date

Capital
Opportunity
Fund             -22.25%         -13.17%        -3.49%         7.02%    11/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Financial Highlights              For a share outstanding throughout each period

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98

NET ASSET VALUE

Beginning of
period         $   11.91   $   13.26   $   15.69   $   18.11   $   16.62

Investment activities

  Net investment
  income (loss)     0.03        0.01       (0.01)      (0.01)      (0.07)

  Net realized
  and unrealized
  gain (loss)      (2.68)      (1.35)      (0.94)       1.86        2.44

  Total from
  investment
  activities       (2.65)      (1.34)      (0.95)       1.85        2.37

Distributions

  Net investment
  income           (0.03)      (0.01)         --          --          --

  Net realized
  gain                --          --       (1.48)      (4.27)      (0.88)

  Total
  distributions    (0.03)      (0.01)      (1.48)      (4.27)      (0.88)

NET ASSET VALUE

End of period  $    9.23   $   11.91   $   13.26   $   15.69   $   18.11
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^     (22.25)%    (10.10)%     (6.32)%     11.50%      14.70%

Ratio of total
expenses to average
net assets          1.37%       1.25%       1.15%       1.26%       1.35%

Ratio of net
investment income
(loss) to average
net assets          0.27%       0.08%      (0.05)%     (0.06)%     (0.44)%

Portfolio
turnover
rate                48.2%       53.6%       64.7%      133.1%       73.8%

Net assets,
end of period
(in thousands) $  57,340   $  76,786   $  93,422   $ 109,057   $ 124,812


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002

Portfolio of Investments                        Shares/Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks and Warrants  99.1%

CONSUMER DISCRETIONARY  12.2%

Auto Components  0.2%

Delphi                                               5,394      $            43
Lear *                                               1,400                   47
                                                                             90


Automobiles  0.2%

GM                                                   3,800                  140
                                                                            140

Hotels, Restaurants & Leisure  1.0%

Carnival                                             8,800                  220
Darden Restaurants                                   1,150                   23
Hilton                                               9,400                  119
McDonald's                                           6,500                  105
Ruby Tuesday                                         1,800                   31
Starbucks *                                          3,300                   67
                                                                            565


Household Durables  0.2%

Fortune Brands                                       2,055                   96
Whirlpool                                              500                   26
                                                                            122

Internet & Catalog Retail  0.4%

USA Interactive *                                   10,000                  229
                                                                            229


Leisure Equipment & Products  0.2%

Brunswick                                            3,300                   65
Hasbro                                               4,400                   51
                                                                            116


Media  3.6%

Comcast, Class A *                                  16,193                  382
Cox Radio, Class A *                                 3,500                   80
Disney                                              19,200                  313
Dow Jones                                              700                   30
Echostar Communications, Class A *                   6,000                  134
Gannett                                              2,300      $           165
Knight-Ridder                                        1,900                  120
McGraw-Hill                                          1,000                   60
Meredith                                               400                   17
Scripps, Class A                                       500                   39
Spanish Broadcasting, Class A *                     16,150                  116
Tribune                                                800                   36
Univision Communications, Class A *                 13,200                  323
Viacom, Class B *                                    4,800                  196
Washington Post, Class B                               100                   74
                                                                          2,085


Multiline Retail  4.2%

Dollar Tree Stores *                                 3,400                   83
Family Dollar Stores                                 3,800                  119
Kohl's *                                             3,200                  179
Nordstrom                                            6,000                  114
Target                                              18,800                  564
Wal-Mart                                            26,900                1,359
                                                                          2,418


Specialty Retail  1.9%

Bed Bath & Beyond *                                  1,100                   38
Best Buy *                                           2,800                   68
Christopher & Banks *                                4,600                   95
GAP                                                 12,100                  188
Home Depot                                          20,050                  480
Lowe's                                               3,000                  113
O'Reilly Automotive *                                2,100                   53
Toys "R" Us *                                        1,900                   19
Ultimate Electronics *                               1,900                   19
                                                                          1,073


Textiles, Apparel, & Luxury Goods  0.3%

Nike, Class B                                        3,400                  151
                                                                            151

Total Consumer Discretionary                                              6,989


CONSUMER STAPLES  9.2%

Beverages  2.9%

Anheuser-Busch                                       5,400      $           261
Coca-Cola                                           19,210                  842
PepsiCo                                             13,195                  557
                                                                          1,660


Food & Drug Retailing  1.2%

CVS                                                  3,970                   99
Sysco                                                9,100                  271
Walgreen                                            10,070                  294
                                                                            664


Food Products  0.8%

Campbell Soup                                        4,000                   94
General Mills                                        4,555                  214
Heinz                                                1,225                   40
Wrigley                                              1,600                   88
                                                                            436


Household Products  2.6%

Clorox                                               3,235                  133
Colgate-Palmolive                                    3,715                  195
Kimberly-Clark                                       3,200                  152
Procter & Gamble                                    12,135                1,043
                                                                          1,523


Personal Products  0.3%

Gillette                                             6,020                  183
                                                                            183


Tobacco  1.4%

Philip Morris                                       19,760                  801
                                                                            801

Total Consumer Staples                                                    5,267


ENERGY  6.0%

Energy Equipment & Services  0.7%

Baker Hughes                                         2,850                   92
FMC Technologies *                                   2,015                   41
Noble Drilling *                                     1,000                   35
Schlumberger                                         4,150      $           175
Transocean Sedco Forex                               2,526                   58
                                                                            401


Oil & Gas  5.3%

Amerada Hess                                         1,400                   77
Anadarko Petroleum                                   2,028                   97
ChevronTexaco                                       11,866                  789
Exxon Mobil                                         48,338                1,689
Marathon Oil                                         6,400                  136
Unocal                                               7,600                  233
                                                                          3,021

Total Energy                                                              3,422


FINANCIALS  21.3%

Banks  8.0%

Bank of America                                     17,900                1,245
Boston Private Financial                             9,200                  183
Comerica                                             2,300                   99
FleetBoston Financial                               14,300                  348
Huntington Bancshares                               10,900                  204
KeyCorp                                             17,200                  432
Mellon Financial                                     7,200                  188
Northern Trust                                       4,700                  165
U.S. Bancorp                                        33,900                  719
Wachovia                                            19,700                  718
Wells Fargo                                          6,500                  305
                                                                          4,606


Diversified Financials  7.7%

Charles Schwab                                      11,600                  126
Citigroup                                           47,800                1,682
Eaton Vance                                            800                   23
Fannie Mae                                           7,000                  450
Franklin Resources                                   1,800                   61
Freddie Mac                                          5,400                  319
Goldman Sachs Group                                  4,000                  272
J.P. Morgan Chase                                   21,900                  526
Merrill Lynch                                        8,200      $           311
Moody's                                              1,400                   58
Morgan Stanley                                       2,900                  116
Neuberger Berman                                       800                   27
Principal Financial Group                            4,200                  126
SLM Corporation                                      1,100                  114
State Street                                         4,200                  164
Waddell & Reed Financial, Class A                    3,300                   65
                                                                          4,440


Insurance  5.3%

ACE Limited                                          2,900                   85
AMBAC Financial Group                                1,100                   62
American International Group                        18,387                1,064
Hartford Financial Services Group                    3,340                  152
John Hancock Financial Services                      4,000                  112
Loews                                                1,200                   53
Marsh & McLennan                                     4,000                  185
MaxRe Capital                                        2,800                   31
Nationwide Financial Services, Class A               3,500                  100
Protective Life                                      1,600                   44
Prudential                                           6,000                  190
SAFECO                                               4,900                  170
Scottish Annuity & Life                              1,300                   23
St. Paul Companies                                  10,700                  364
Travelers Property Casualty, Class B *              12,900                  189
UnumProvident                                        3,800                   67
XL Capital, Class A                                  1,700                  131
                                                                          3,022


Real Estate  0.3%

Equity Office Properties, REIT                       2,500                   62
Essex Property Trust, REIT                             900                   46
Simon Property Group, REIT                           1,400                   48
                                                                            156

Total Financials                                                         12,224


HEALTH CARE  14.9%

Biotechnology  1.1%

Amgen *                                              9,100      $           440
Genentech *                                          2,600                   86
IDEC Pharmaceuticals *                                 700                   23
MedImmune *                                          3,300                   90
                                                                            639


Health Care Equipment & Supplies  1.6%

Baxter International                                 8,900                  249
Boston Scientific *                                  4,200                  179
Guidant *                                            3,000                   93
Medtronic                                            5,500                  251
St. Jude Medical *                                   2,000                   79
Waters Corporation *                                 2,900                   63
                                                                            914


Health Care Providers & Services  2.3%

Aetna                                                  900                   37
AmerisourceBergen                                    2,500                  136
Anthem *                                             1,200                   75
Cardinal Health                                      4,600                  272
HCA                                                  4,400                  183
Laboratory Corporation of America *                  5,200                  121
McKesson HBOC                                        3,800                  103
Omnicare                                             1,400                   33
UnitedHealth Group                                   4,100                  342
WellChoice *                                         1,200                   29
                                                                          1,331


Pharmaceuticals  9.9%

Abbott Laboratories                                 14,000                  560
Bristol-Myers Squibb                                 9,600                  222
Eli Lilly                                            8,300                  527
Forest Labs *                                        1,800                  177
Johnson & Johnson                                   18,866                1,013
Merck                                               10,300                  583
Pfizer                                              54,125                1,655
Pharmacia                                            9,423                  394
Schering-Plough                                      1,800      $            40
Wyeth                                               13,900                  520
                                                                          5,691

Total Health Care                                                         8,575


INDUSTRIALS & BUSINESS SERVICES  11.4%

Aerospace & Defense  2.2%

Boeing                                               6,500                  214
General Dynamics                                       700                   56
Honeywell International                             15,100                  362
Lockheed Martin                                      4,200                  243
Northrop Grumman                                     1,600                  155
Raytheon                                             4,300                  132
United Technologies                                  1,800                  112
                                                                          1,274


Air Freight & Logistics  0.7%

UPS, Class B                                         6,200                  391
                                                                            391


Airlines  0.2%

Delta                                                2,600                   31
Frontier Airlines *                                  8,300                   56
Southwest Airlines                                   1,625                   23
                                                                            110

Building Products  0.2%
American Standard *                                    600                   42
Masco                                                3,600                   76
                                                                            118


Commercial Services & Supplies  2.4%

Apollo Group, Class A *                              1,200                   53
Concord EFS *                                        4,500                   71
Dun & Bradstreet *                                     600                   21
Exult *                                             96,800                  308
First Data                                           8,900                  315
Manpower                                             1,920                   61
Paychex                                              6,360                  177
Pitney Bowes                                         1,300                   43
R.R. Donnelley                                       1,300                   28
Robert Half International *                          2,830      $            46
Waste Management                                    10,970                  251
                                                                          1,374


Electrical Equipment  0.2%

Cooper Industries                                    2,700                   98
                                                                             98


Industrial Conglomerates  3.4%

3M                                                   2,700                  333
GE                                                  44,000                1,071
Tyco International                                  31,000                  530
                                                                          1,934


Machinery  1.7%

Actuant Corporation, Class A *                       3,200                  149
Cummins Engine                                         900                   25
Danaher                                              7,600                  499
Deere                                                2,000                   92
Ingersoll-Rand, Class A                              2,100                   90
ITT Industries                                         500                   30
Navistar *                                           1,300                   32
Pall                                                 3,600                   60
                                                                            977


Road & Rail  0.4%

Burlington Northern Santa Fe                         3,600                   94
Norfolk Southern                                     8,700                  174
                                                                            268

Total Industrials & Business Services                                     6,544


INFORMATION TECHNOLOGY  14.2%

Communications Equipment  2.0%

CIENA *                                              3,300                   17
Cisco Systems *                                     56,000                  733
JDS Uniphase *                                      10,000                   25
Juniper Networks *                                   3,100                   21
McDATA Corporation *                                     1                    0
Motorola                                            15,400                  133
Nokia ADR                                            1,300                   20
QUALCOMM *                                           5,600                  204
                                                                          1,153


Computer Peripherals  3.0%

Dell Computer *                                     20,800      $           556
EMC *                                                  500                    3
Hewlett-Packard                                     24,391                  424
IBM                                                  7,100                  550
Lexmark International, Class A *                     3,100                  188
Sun Microsystems *                                     400                    1
                                                                          1,722


Electronic Equipment & Instruments  0.8%

AVX                                                  2,340                   23
Celestica *                                          6,700                   95
Flextronics *                                       13,700                  112
Jabil Circuit *                                      8,700                  156
Newport *                                            2,000                   25
Sanmina-SCI *                                        8,316                   37
                                                                            448


Internet Software & Services  0.4%

CNET Networks *                                     34,100                   92
VeriSign *                                          10,200                   82
Yahoo! *                                             4,200                   69
                                                                            243


IT Consulting & Services  0.3%

Accenture, Class A *                                 5,000                   90
BearingPoint *                                       9,040                   62
                                                                            152


Office Electronics  0.1%

Xerox *                                              5,100                   41
                                                                             41


Semiconductor Equipment & Products  2.9%

Altera *                                             2,400                   30
Analog Devices *                                     8,900                  212
Applied Materials *                                 11,180                  146
Intel                                               31,100                  484
KLA-Tencor *                                         3,390                  120
Linear Technology                                    4,800                  124
Maxim Integrated Products                            6,730                  222
QLogic *                                             2,500                   86
Texas Instruments                                   13,000      $           195
Xilinx *                                             2,100                   43
                                                                          1,662


Software  4.7%

Adobe Systems                                        4,200                  104
Mercury Interactive *                                1,200                   36
Microsoft *                                         42,000                2,171
Oracle *                                            22,100                  239
VERITAS Software *                                   9,400                  147
                                                                          2,697

Total Information Technology                                              8,118


MATERIALS  3.3%

Chemicals  1.9%

Agrium                                              12,300                  139
Cabot                                                2,300                   61
Dow Chemical                                        11,835                  351
DuPont                                               6,840                  290
Great Lakes Chemical                                   800                   19
IMC Global                                           3,800                   41
Minerals Technologies                                  600                   26
Potash Corp./Saskatchewan                            2,200                  140
                                                                          1,067


Metals & Mining  0.7%

Alcoa                                                6,072                  138
Nucor                                                  500                   21
Phelps Dodge *                                       1,000                   32
Wheaton River Minerals (CAD) *                     203,000                  189
Wheaton River Minerals,
  Warrants, 5/30/07 (CAD) *                        101,500                   42
                                                                            422


Paper & Forest Products  0.7%

Bowater                                                900                   38
International Paper                                  4,200                  147
MeadWestvaco                                         2,800                   69
Potlatch                                             2,100                   50
Weyerhaeuser                                         1,900                   94
                                                                            398

Total Materials                                      1,887


TELECOMMUNICATION SERVICES  4.1%

Diversified Telecommunication Services  3.7%

AT&T                                                 5,400      $           141
Centurytel                                           4,900                  145
Citizens Communications *                            8,500                   89
SBC Communications                                  18,100                  490
Verizon Communications                              33,400                1,294
                                                                          2,159


Wireless Telecommunication Services  0.4%

Nextel Communications, Class A *                    18,600                  215
                                                                            215

Total Telecommunication Services                                          2,374


UTILITIES  2.5%

Electric Utilities  2.3%

CenterPoint Energy                                   2,800                   24
Consolidated Edison                                  5,500                  236
Constellation Energy Group                           3,800                  106
Entergy                                              6,300                  287
FirstEnergy                                          6,700                  221
PG&E *                                               7,600                  106
PPL                                                  3,300                  114
Southern Company                                     5,700                  162
TXU                                                  2,700                   50
                                                                          1,306


Multi-Utilities & Unregulated Power  0.2%

Duke Energy                                          5,700                  111
Dynegy, Class A                                      2,400                    3
                                                                            114

Total Utilities                                                           1,420

Total Common Stocks And Warrants (Cost  $67,217)                         56,820


Convertible Preferred Stocks  0.1%

Ford Motor Company Capital Trust II                  1,700                   69

Total Convertible Preferred Stocks (Cost  $85)                               69


Short-Term Investments  1.5%

Money Market Fund  1.3%

T. Rowe Price Government Reserve
  Investment Fund, 1.23% #                         755,497      $           756
                                                                            756

U.S. Treasury Obligations 0.2%

United States Treasury Bills,
  1.243%, 6/19/03 **                               100,000                   99
                                                                             99

Total Short-Term Investments (Cost  $855)                                   855


Total Investments in Securities
100.7% of Net Assets (Cost $68,157)                             $        57,744


Futures Contracts

                                       Contract     Unrealized
                      Expiration          Value     Gain (Loss)
                      ----------       ---------    -----------
                                           In thousands

Long, 13 S&P 500
Stock Index
contracts, $75,000
of U.S. Treasury
Bills pledged as
initial margin              3/03       $    571        $   (10)

Net payments (receipts)
of variation margin
to date                                                     10

Variation margin
receivable (payable)
on open futures
contracts                                                                     --

Other Assets Less Liabilities                                              (404)

NET ASSETS                                                      $        57,340
                                                                ---------------

Net Assets Consist of:

Undistributed net realized
gain (loss)                                                     $       (16,205)

Net unrealized gain (loss)                                              (10,423)

Paid-in-capital applicable to
6,211,237 shares of $0.0001
par value capital stock
outstanding; 1,000,000,000
shares authorized                                                        83,968

NET ASSETS                                                      $        57,340
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          9.23
                                                                ---------------

#    Seven-day yield

*    Non-income producing

** All or a portion of this security is pledged to cover margin requirements on futures contracts at December 31, 2002

ADR  American Depository Receipts

CAD  Canadian dollar

REIT Real Estate Investment Trust



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Dividend                                                 $    1,053
  Interest                                                         11
  Total income                                                  1,064

Expenses
  Investment management                                           439
  Shareholder servicing                                           263
  Custody and accounting                                           99
  Registration                                                     32
  Prospectus and shareholder reports                               30
  Legal and audit                                                  14
  Proxy and annual meeting                                          6
  Directors                                                         5
  Miscellaneous                                                     4
  Total expenses                                                  892
  Expenses paid indirectly                                         (5)
  Net expenses                                                    887
Net investment income (loss)                                      177


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                   (7,149)
  Futures                                                        (195)
  Net realized gain (loss)                                     (7,344)

Change in net unrealized gain (loss)
  Securities                                                   (9,518)
  Futures                                                         (12)
  Change in net unrealized gain (loss)                         (9,530)
Net realized and unrealized gain (loss)                       (16,874)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  (16,697)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)                            $           177      $            66

  Net realized gain (loss)                          (7,344)              (7,913)

  Change in net
  unrealized gain (loss)                            (9,530)              (1,536)

  Increase (decrease) in net
  assets from operations                           (16,697)              (9,383)


Distributions to shareholders
  Net investment income                               (186)                 (65)

Capital share transactions *
  Shares sold                                       11,016               12,758

  Distributions reinvested                             181                   66

  Shares redeemed                                  (13,760)             (20,012)

  Increase (decrease) in net
  assets from capital
  share transactions                                (2,563)              (7,188)


Net Assets
Increase (decrease)
during period                                      (19,446)             (16,636)

Beginning of period                                 76,786               93,422

End of period                              $        57,340      $        76,786
--------------------------------------------------------------------------------

*Share information
  Shares sold                                        1,054                1,032

  Distributions reinvested                              19                    6

  Shares redeemed                                   (1,308)              (1,635)

  Increase (decrease)
  in shares outstanding                               (235)                (597)

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Opportunity fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on November 30, 1994. The fund seeks superior capital appreciation over time by investing primarily in U.S. common stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $5,000 and $0, respectively, for the year ended December 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts During the year ended December 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values. Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $31,415,000 and $33,729,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended December 31, 2002 totaled $186,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                     $3,406,000

Unrealized depreciation                                    (14,848,000)

Net unrealized
appreciation (depreciation)                                (11,442,000)

Undistributed ordinary income                                   70,000

Capital loss carryforwards                                 (15,256,000)

Paid-in capital                                             83,968,000

Net assets                                                 $57,340,000
                                                           -----------


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $950,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $78,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2002. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $8,373,000 of capital loss carryforwards that expire in 2009, and $6,883,000 that expire in 2010.

For the year ended December 31, 2002, the fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                        $    8,000
Undistributed net realized gain                                (8,000)


At December 31, 2002, the cost of investments for federal income tax purposes was $69,176,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $33,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $255,000 for the year ended December 31, 2002, of which $28,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $9,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of T. Rowe Price Capital
Opportunity Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Capital Opportunity Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $8,000 from short-term capital gains

For corporate shareholders, $255,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers
--------------------------------------------------------------------------------
Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1994

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1994                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1994                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1994

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1994                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.




Inside Directors


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
John H. Laporte                 Director and Vice President, T. Rowe Price
(7/26/45)                       Group, Inc.; Vice President, T. Rowe Price
1994
[15]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1994                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Capital Opportunity Fund

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1997                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Capital Opportunity Fund     Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Jill L. Hauser (6/23/58)                Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Group, Inc.
Opportunity Fund

Michael W. Holton (9/25/68)             Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Group, Inc.
Opportunity Fund

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Capital                 Price Group, Inc., T. Rowe Price
Opportunity Fund                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Trust Company
Opportunity Fund

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Capital                      and T. Rowe Price Investment Services,
Opportunity Fund                        Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Capital                     Price Group, Inc., and T. Rowe Price
Opportunity Fund                        Trust Company



Philip A. Nestico (8/3/76)              Employee, T. Rowe Price; formerly
Vice President, Capital                 Student, Bucknell University (to 1998)
Opportunity Fund

William J. Stromberg (3/10/60)          Vice President, T. Rowe Price and
President, Capital                      T. Rowe Price Group, Inc.
Opportunity Fund

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, Capital                 Price Group, Inc., T. Rowe Price Trust
Opportunity Fund                        Company, and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010


BLENDED ASSET FUNDS
(continued)

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


LOGO: T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29091                                                          F08-050  12/31/02